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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): December 14, 1995 (November 11, 1995)


                       ROCKEFELLER CENTER PROPERTIES, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                              1-8971                  13-3280472
--------                              ------                  ----------
(State or other                  (Commission File            (IRS Employer
jurisdiction)                         Number)              Identification No.)




             1270 Avenue of the Americas, New York, New York  10022
             ------------------------------------------------------
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (212) 698-1440


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Item 5.   OTHER EVENTS.

               The combined financial statements of Rockefeller Center Properties and RCP Associates (collectively, the "Borrower") for the year ended December 31, 1994 have been revised and reissued as a result of the Borrower's filing of a voluntary petition for reorganization under Chapter 11, title 11 of the United States Code, as amended.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 20 Combined Financial Statements of Rockefeller Center Properties and RCP Associates for the year ended December 31, 1994, together with the report thereon of Ernst & Young LLP, independent auditors.

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                                        3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


                             ROCKEFELLER CENTER PROPERTIES, INC.
                                        (Registrant)

                             By:/s/ RICHARD M. SCARLATA
                                ---------------------------------
                                Name:  Richard M. Scarlata
                                Title  President and Chief Executive Officer


Dated:  December 14, 1995

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                                INDEX TO EXHIBITS



EXHIBIT NO.

     20 Combined Financial Statements of Rockefeller Center Properties and RCP Associates for the year ended December 31, 1994, together with the report thereon of Ernst & Young LLP, independent auditors.